UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 8, 2005

Safeguard Scientifics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5620	23-1609753

(Commission File Number)	(IRS Employer Identification No.)

800 The Safeguard Building
435 Devon Park Drive
Wayne, PA	19087

(Address of Principal Executive Offices)	(Zip Code)

610-293-0600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On June 8, 2005, Michael F. Cola, Group President, Life Sciences, notified the Registrant of his intention to resign from such position to pursue a new opportunity. Reference is made to the press release issued by the Registrant on June 9, 2005, a copy of which is attached as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1 Press release dated June 9, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.
Dated: June 10, 2005	By:	STEVEN J. FEDER
Steven J. Feder
Senior Vice President and General Counsel

Exhibit Index

99.1	Press release dated June 9, 2005